Exhibit 10.2

                            STOCK PURCHASE AGREEMENT
                                                         Reference No.:2009SPA-2

     This Stock Purchase Agreement ("Agreement") made this 29th day of September 2009, by and among Christopher Coldicutt, ("Seller"), certain purchasers ("Purchasers") as listed in Exhibit A, Wollemi Mining Corp. ("WTC" or "Company"), and Hu Yicheng ("Purchasers' Representative") setting forth the terms and conditions upon which the Seller will sell certain shares of the common stock of the Company (the "Shares"), personally owned by Seller, to Purchasers ("Transaction").

     IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS, AND REPRESENTATIONS CONTAINED HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

                                   WITNESSETH:

     WHEREAS, Purchasers have appointed Mr.Hu Yicheng, to act as the Purchasers' representative ("Purchasers' Representative") for this Transaction.

     WHEREAS, the Seller has appointed Robert C. Weaver, Jr., Attorney At Law, to act as the Sellers' Escrow Agent ("Sellers' Escrow Agent") for this Transaction and to receive and hold all consideration received from the Purchasers' Escrow Agent for the sale of the Shares and all documents, stock certificates, stock powers and corporate records of WTC, in the Robert C. Weaver, Jr. Attorney-Client Trust Account, unless other arrangements are agreed to by all parties.

     WHEREAS, the Purchasers' Representative has appointed Charles Law, Attorney At Law, to act as the Purchasers' Agent ("Purchasers' Agent") for this transaction and to receive and hold all documents, stock certificates, stock powers and corporate records of WTC received from the Sellers' Escrow Agent for the sale of the Shares and, the Purchasers' Representative has also appointed John B. Lowy, Attorney At Law, to act as the Purchasers' Escrow Agent ("Purchasers' Escrow Agent") to receive and hold all consideration received from the Purchasers' Representative in the John B. Lowy Attorney-Client Trust Account for the purchase of the Shares, unless other arrangements are agreed to by all parties.

     WHEREAS, the Seller, Purchasers' Representative, Sellers' Escrow Agent, and Purchasers' Escrow Agent, have entered into an Escrow Agreement dated as of September 29, 2009, the date of this Agreement, and the Escrow Agreement is attached hereto as Exhibit B.

     NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

                                    ARTICLE I
                               SALE OF SECURITIES

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     1.01  Sale.  Subject to the terms and  conditions  of this  Agreement,  the
Seller agrees to sell the 1,206,667 Shares (that is 1,810,000 post split Shares)
for  a  total  of  One  Hundred  and  Seventy  Five  Thousand   Dollars   (U.S.)
($175,000.00) (the "Purchase Price"). This is a private transaction between the Seller and Purchasers.

     1.02 Escrow Agent. The Seller and Purchasers' Representative hereby appoint Robert C. Weaver, Jr., and John B. Lowy, to act as Sellers' Escrow Agent, and Purchasers' Escrow Agent, respectively, pursuant to an Escrow Agreement dated as of September 29, 2009, the same date as this Agreement. This Agreement, the Escrow Agreement, and all documents and funds will be held in escrow until the Closing, except as specifically agreed to be released from escrow in this Agreement.

     1.03 Deposit: (a) It is understood that a deposit ("Deposit") in the amount of Forty Thousand Dollars ($40,000) has been wired by Purchasers' Representative, and received by, the John B. Lowy Attorney-Client Trust Account as the Deposit on the sale of the Shares being sold by the Seller, and will be held in the Escrow Account until Closing (as defined in Article 3.01) or until released as per other sections of this Agreement.

     (b) The Parties hereto acknowledge that immediately upon receipt of the Deposit by the Purchasers' Escrow Agent, Seller's Escrow Agent forwarded by overnight delivery, or by email, to Purchasers' Escrow Agent for review by Purchasers' Representative, a due-diligence package in electronic version, which included soft copies of original documents of the Company which the Purchasers' Representative requested, including, but not limited to, articles, bylaws, minutes, contracts or agreements, if any, financial statements, current certified shareholder list, copies of all FINRA and SEC correspondence, state and Federal tax returns, and other documents that were available and requested by the Purchasers. By signing this Agreement, the Purchaser acknowledges and agrees that the Purchasers have reviewed the Company's due diligence package and have accepted the Company.

     (c) It is agreed that after both this Agreement and the Escrow Agreement (which is attached to this Agreement as Exhibit B) are signed by all Parties, one-half of the Deposit, i.e. $20,000, shall be released from the John B. Lowy Attorney-Client Trust Account and wired as instructed by the Seller; this $20,000 is subject to being returned as provided later in this paragraph 1.03(c). The Seller and Purchasers acknowledge that the Company has recently filed with FINRA, and given notice to the appropriate agencies, the Company's intention to forward split its outstanding 3,000,000 shares on a 1.5-for-1 basis, to 4,500,000 shares. The Seller hereby agrees that if the proposed forward split is not approved by FINRA within 30 days after the forward split application is filed with FINRA, then at Purchasers' Representative's option, by giving written notice to Seller and the Purchasers' Escrow Agents, Purchasers' Representative may cancel this Agreement, and have the entire $40,000 Due Diligence Deposit returned, contingent upon Purchasers' Representative returning any and all due diligence documentation provided by the Company.

     (d) Purchasers' Representative warrants and represents that before the Closing (as defined below), Purchasers will provide the Company and Seller with the names and business backgrounds of the persons who will become the Company's management as of the Closing.

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     (e) Account  wire  transfer  instructions  for the  Deposit,  transfer  and payment of funds herein are stated in an exhibit to the Escrow Agreement that is attached to this Agreement as Exhibit B.

     1.04 Balance of Purchase Price. It is agreed that the balance of the amount due to the Seller, i.e. $135,000 (the "Balance"), will be wire transferred to the Purchasers' Escrow Agent immediately upon this Agreement and the Escrow Agreement being signed by all Parties to those Agreements, and that the Closing will take place immediately after, on the condition that, (a) the Balance is received by the Purchasers' Escrow Agent, and (b) the Company receives notice that FINRA has approved the forward split, unless a delay is agreed to by the Parties signing this Agreement. It is agreed that all of the Shares shall remain in the Purchasers' Escrow Account until the full amount of $175,000 has been paid into Sellers' Escrow, immediately after which the Closing on the sale of the Shares shall take place and all stock certificates shall be delivered to the Purchasers' Representative along with all documents listed in paragraphs 2.12,
2.13 and 3.02 below.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     The Seller and the Company hereby represent and warrant to the Purchasers' Representative the following:

     2.01 Organization. WTC is a Delaware corporation duly organized, validly existing, and in good standing under the laws of that state, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the state of Delaware and elsewhere. All actions taken by the incorporators, directors and/or shareholders of WTC have been valid and in accordance with the laws of the state of Delaware. The Company is a reporting company as described by Securities and Exchange Commission ("SEC"), pursuant to Section 15d of the Securities Exchange Act of 1934, and is current in its filings, and will remain current up to the Closing. The Company is currently quoted on the OTCBB, symbol WOLI. After the Purchase, the Purchasers of the Shares shall file the appropriate filings, if so required, disclosing the acquisition of the Shares by the Purchasers ("Disclosure Document").

     2.02 Capital. The authorized capital stock of WTC consists of 75,000,000 shares of Common Stock, $0.0001 par value, of which 3,000,000 shares of Common Stock are issued and outstanding, consisting of the 2,000,000 Shares and
1,000,000 shares that were registered with the SEC on Form S-1. There is no Preferred Stock authorized. Upon the effectiveness of the stock forward split, the authorized capital stock of WTC shall consist of 75,000,000 shares of Common Stock, $0.0001 par value, of which 4,500,000 shares of Common Stock are issued and outstanding, consisting of the 3,000,000 Shares that are the subject of this Agreement and 1,500,000 registered shares. All outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating WTC to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding Shares of WTC are subject to any stock restriction agreements. There are approximately 26 shareholders of record of WTC, and there

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are no shares in street name. All of such  shareholders have valid title to such shares and acquired their shares in a lawful transaction and in accordance with Delaware corporate law and the applicable securities laws of the United States.

     2.03 Financial Statements. The Company is a reporting company under SEC rules and audited financial statements can be found on Edgar.

     2.04 Filings with Government Agencies. WTC is a Section 15d reporting company and files annual and quarterly reports with the SEC and is current in all filings. WTC has made all required filings with the state of Delaware that might be required. Upon the purchase of the Shares by the Purchasers, those Purchasers will have the full responsibility for filing any and all documents required by the Securities and Exchange Commission, and/or any other government agency that may be required. The Seller will supply the Purchasers' Representative with all information that is currently available for the Company. The Purchasers understands that the Seller will have no responsibility whatsoever for any filings made by the Company after the Closing, either with the SEC, FINRA or with the State of Delaware.

     It is agreed that the Seller and the Company will be responsible for all filings required up to the time of Closing, including the Form 10-K due for the period ended December 31, 2008 and the Form 10-Q for the period ended June 30, 2009. The Seller will fully cooperate with and should cause the current CPA of the Company to fully cooperate with the Purchaser with respect to the information required for the filing of the Form 10-Q for the quarter ending September 30, 2009, which filing will be made by the Purchaser, after the Closing.

     2.05 Liabilities. It is understood and agreed that the purchase of the Shares is predicated on WTC not having any liabilities at Closing, and the Company will not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise that will not be paid at Closing. Both the Seller and the Company are not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the Company or its Shares. There is no dispute of any kind between WTC and any third party, and no such dispute will exist at the Closing of this transaction, and at the Closing, WTC will be free from any and all liabilities, liens, claims and/or commitments. The Seller agrees to indemnify the Purchasers against any past liabilities pertaining to its conduct of business that should arise within 3 months of closing.

     2.06 Tax Returns. WTC has filed all required state and Federal tax returns. As of Closing, there shall be no taxes of any kind due or owing.

     2.07 Ability to Carry Out Obligations. The Seller has the right, power, and authority to enter into, and perform his obligations under this Agreement. The execution and delivery of this Agreement by the Seller and the performance by the Seller of his obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which WTC the officers, directors or Seller are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause WTC (and/or assigns) to be

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liable to any  party,  or (c) an event  that  would  result in the  creation  or imposition of any lien, charge, or encumbrance on any asset of WTC or upon the Shares of the Company to be acquired by the Purchasers.

     2.8 Contracts, Leases and Assets. WTC is not a party to any contract, agreement or lease, other than the normal contract with the Transfer Agent. No person holds a power of attorney from WTC or the Seller. At the Closing, WTC will have no assets or liabilities of any kind or nature.

     2.9 Compliance with Laws. To the best of knowledge of the Seller, WTC has complied in all material respects, with, and is not in violation of any, and has not received notice of any violation of, federal, state, or local statute, law, and/or regulation pertaining. To the best of the knowledge of the Seller, WTC has complied with, and has not received notice of a violation of, all federal and state securities laws in connection with the offer, sale and distribution of its securities. At the time that WTC issued the Shares to the Seller, the Company was entitled to use the exemptions provided by the Securities Act of 1933 relative to the sale of its Shares. The Shares being sold herein are being sold in a private transaction between the Seller and the Purchasers, and the Seller make no representation as to whether the Shares are subject to trading restrictions under the Securities Act of 1933, as amended and rules thereunder.

     2.10 Litigation. Prior to the Closing, WTC is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, and has not received notice of any pending governmental investigation. There is no basis for any such action or proceeding and no such action or proceeding is threatened against WTC. WTC is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

     2.11 Conduct of Business. Prior to the Closing, WTC shall conduct its business in the normal course, and shall not (without the prior written approval of Purchasers' Representative) (i) sell, pledge, or assign any assets, (ii) amend its Certificate of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities, except for the aforesaid 1.5-for-1 forward split, (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (vi) enter into any other transaction.

     2.12 Corporate Documents. Each of the following original documents, which shall be true, complete and correct in all material respects, will be given to Purchasers at the Closing:

     (i)      Certificate of Incorporation and all amendments thereto;
     (ii)     Bylaws and all amendments thereto;
     (iii)    Minutes and Consents of Shareholders;
     (iv)     Minutes and Consents of the board of directors;
     (v)      List of officers and directors;
     (vi)     Certificate  of Good  Standing  from  the  Secretary  of  State of
              Delaware;
     (vii)    Current certified Shareholder list from the Transfer Agent;
     (viii)   Stock register and stock certificate records, if any; and
     (ix)     EDGAR filing codes.

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     2.13 Closing Documents.  All original minutes,  consents or other documents pertaining to WTC will be delivered to Purchaser at the Closing, all of which shall be valid and in accordance with the laws of Delaware.

     2.14 Title. The Seller has good and marketable title to all of the Shares being sold by him to the Purchasers pursuant to this Agreement. The Shares will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. Except for this Agreement, the Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by Purchasers (and/or assigns) impair, restrict or delay voting rights with respect to the Shares.

     2.15 Transfer of Shares. The Seller will have the responsibility for sending all certificates representing the shares being purchased, along with the proper Stock Powers with Signature Guarantees acceptable to the Transfer Agent for delivery to the Purchasers.

     The Purchasers will have the responsibility of sending the certificates for the Shares, along with the above-referred to stock powers, to the Transfer Agent for the Company to have the certificates changed into their respective names and denominations, and the Purchasers shall be responsible for all costs involved in such changes and in mailing new certificates to all shareholders.

     2.16 Subsidiary. The Company has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner.

      2.17 Representations. All representations shall be true as of the Closing and all such representations shall survive the Closing.

                                   ARTICLE III
                                     CLOSING

     3.01 Closing for the Purchase of Common Stock. The Closing (the "Closing") of this transaction for the Shares of Common Stock being purchased will occur immediately after all of the documents, conditions and consideration described in Paragraphs 1.04, 2.12 above and in 3.02 below, have been delivered, or other arrangements made and agreed to.

     This Agreement may be terminated in the event of any material breach by either party.

     3.02 Documents and Payments to be Delivered at Closing of the Purchase of the Shares. As part of the Closing of the purchase of the Shares, those

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documents listed in 2.12 of this Agreement,  as well as the following documents, in form reasonably acceptable to counsel to the parties, shall be delivered:

     (a) By the Seller:

          (i) stock certificate or certificates, along with stock powers with signature guarantees acceptable to the transfer agent, representing 2,000,000 of the Seller's shares, endorsed in favor of the name or names as designated by Purchasers' Representative or left blank, as instructed by Purchasers;

          (ii) the resignation of all officers of the Company.

          (iii) the  appointment of a new President,  Secretary and Treasurer of
     the  Company  as  designated  by   Purchasers'   Representative,   and  the
     resignation of all officers of WTC.

          (iv) the appointment of new directors of WTC as designated by the Purchasers' Representative and the resignation of all of WTC's current directors.

          (v) All of the business and corporate records of WTC, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, stock transfer records, agreements and contracts that exist;

          (vi) Such other documents of WTC as may be reasonably required by Purchasers' Representative, if available.

     (b) By Purchasers' Representative:

          (i) wire transfer to the Robert C. Weaver, Jr. Attorney-Client Trust Account the amount of $175,000, representing the $135,000 Balance of the payment for the Purchase Price for the Shares, plus $40,000 of the Due Diligence Deposit which had been retained in the escrow account of the Purchasers' Escrow Account. The total of $135,000 being wire transferred to the Seller's Escrow Agent in accordance with this paragraph 3.02(b)(i), plus the $40,000 released from escrow in accordance with paragraph 1.03(c), represents the full payment of $175,000 for the Shares being purchased.

       3.03 Conditions to Closing. The obligations of the Purchasers to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions:

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          (a) No  Material  Adverse  Change.  There  shall  not  have  been  any occurrence, event, incident, action, failure to act, or transaction since June 30, 2009 which has had or is reasonably likely to cause a material adverse effect on the Company.

          (b) Forward Stock Split. The Company has approved a 1.5-for-1 forward split of its issued and outstanding shares, and has given notice to the SEC, and has filed the application for the forward split with FINRA (with the record date to be a date after the Closing), and has delivered all the filing of the forward split application with FINRA to the Purchasers; and FINRA has approved the 1.5-for-1 forward split.

          (c) Satisfactory Continued Due Diligence. Notwithstanding that the Purchasers have completed their legal, accounting and business due diligence of the Company and have accepted the Company, as set forth in
     Section 1.03(b), the Due Diligence shall continue to be satisfactory to the Purchasers in their sole and absolute discretion.

          (d) Legal Opinion. The legal opinion of the Company's attorney, addressed to the Purchasers, that (A) 1,000,000 of the Company's pre-forward split shares were duly and properly registered with the SEC on Form S-1, and are currently free-trading, and (B) the 1,000,000 pre-forward split registered shares, together with the 500,000 shares issuable in connection with the 1.5-for-1 forward split, are freely transferable without restriction and without registration being required by the Securities Act of 1933;

                                   ARTICLE IV
                          INVESTMENT INTENT AND LOCK-UP

     4.01 Investment Intent. The Purchasers are acquiring the Shares for their own account for investment, and not with a view toward distribution thereof.

     4.02 No Advertisement. The Purchasers acknowledges that the Shares have been offered to them in direct communication between them and Seller, and not through any advertisement of any kind.

     4.03 Knowledge and Experience. (a) The Purchasers acknowledge that they have been encouraged to seek their own legal and financial counsel to assist them in evaluating this purchase. The Purchasers acknowledge that Seller has given them and all of their counselors access to all information relating to WTC's business that they or any one of them have requested. The Purchasers acknowledge that they have sufficient business and financial experience, and knowledge concerning the affairs and conditions of WTC so that they can make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of this purchase.

     4.04 Restrictions on Transferability. The Purchasers are aware of the restrictions of transferability of the Shares and further understands the certificates shall bear the following legend.

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          (a) THIS  SECURITY HAS NOT BEEN  REGISTERED  WITH THE  SECURITIES  AND
     EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

          (b) WTC and/or Seller has neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the shares being purchased, and in the absence of such a registration statement or exemption, the Purchasers may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

     4.05 Lock-up. The Company acknowledges, and each of Purchasers hereby understand and undertakes that, without the prior written consent of the Company, for a period of 24 months from the Closing date, the Purchasers shall not directly or indirectly sell, make any short sale of, grant any option for the purchase of, or otherwise transfer or dispose of any shares he or she holds in the Company. After 24-month period described above, the Purchasers shall be entitled to effect the registration under the Securities Act.

                                    ARTICLE V
                                    REMEDIES

     5.01 Arbitration. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in California in accordance with the Rules of the U.S. Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

     5.02 Termination. In addition to any other remedies, the Purchasers may terminate this Agreement, if at the Closing, the Seller have failed to comply with all material terms of this Agreement has failed to supply any documents required by this Agreement unless they do not exist, or has failed to disclose any material facts which could have a substantial effect on any part of this transaction.

     5.03 Indemnification. From and after the Closing, the Parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses, including attorneys' fees, caused by (i) any material breach of this Agreement by them or any material misrepresentation contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

     5.04 Indemnification Non-Exclusive. The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     6.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

     6.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

     6.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     6.05 Entire Agreement. This Agreement, including any and all attachments hereto, including the Escrow Agreement attached as an exhibit hereto, contain the entire Agreement and understanding between the parties hereto with respect to the purchase of the Shares, and supersede all prior agreements and understandings.

     6.06 Partial Invalidity. In the event that any condition, covenant or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of this Agreement. If such condition, covenant or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

     6.07 Significant Changes. The Seller understands that significant changes may be made in the capitalization and/or stock ownership of WTC, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of WTC.

     6.09 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

     6.09 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed to the persons stated in Annex A - Notices and Wiring Instructions attached hereto and made a part hereof.

     6.10 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     6.11 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement.

     6.12 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     6.13 Governing Law. This Agreement shall be interpreted and governed in accordance with the laws of the State of Delaware. The Parties herein waive trial by jury. In the event that litigation results or arise out of this Agreement or the performance thereof, the Parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

     In witness whereof, this Agreement has been duly executed by the parties hereto as of the date first above written.

SELLER

SIGNED by

Christopher Coldicutt                        /s/ Christopher Coldicutt
                                             -----------------------------------
COMPANY

SIGNED by

Susana Gomez
Chief Executive Officer                      /s/ Susana Gomez
                                             -----------------------------------

PURCHASERS' REPRESENTATIVE

SIGNED by

Susana Gomez                                 /s/ Susana Gomez
                                             -----------------------------------
PURCHASERS

SIGNED by

Liu Dongping                                 /s/ Liu Dongping
                                             -----------------------------------
SIGNED by

Hu Yicheng                                   /s/ Hu Yicheng
                                             -----------------------------------
SIGNED by

Yang Ming                                    /s/ Yang Ming
                                             -----------------------------------
SIGNED by

Chen Hongmei                                 /s/ Chen Hongmei
                                             -----------------------------------
SIGNED by

Wang Chen                                    /s/ Wang Chen
                                             -----------------------------------

Exhibit A-LIST OF PURCHASERS

                               LIST OF PURCHASERS

                                            Number of Shares Purchased under
                                             this Stock Purchase Agreement
        Name of Purchasers                   (upon the forward stock split)
        ------------------                   ------------------------------

          Liu Dongping                                    10,000
          Hu Yicheng                                     300,000
          Yang  Ming                                     600,000
          Chen Hongmei                                   300,000
          Wang Chen                                      600,000

          TOTAL                                        1,810,000

Exhibit B-ESCROW AGREEMENT

                                ESCROW AGREEMENT

     This Escrow Agreement made this 29th day of September, 2009, by and among Christopher Coldicutt, ("Seller"), Mr. Hu Yicheng ("Purchasers' Representative"), representing certain Purchasers ("Purchasers"), and Robert C. Weaver, Jr., Attorney At Law ("Sellers' Escrow Agent"), and John B. Lowy, P.C. Attorney At Law, ("Purchasers' Escrow Agent"), collectively the "Escrow Agents" or "Escrow Agent."

     IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS, AND REPRESENTATIONS CONTAINED HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

                                   WITNESSETH

WHEREAS:

A. Seller is selling a total of 1,206,667 shares (1,810,000 post-split shares) of Common Stock of Wollemi Mining Corp. ("Shares"), a Delaware corporation, for a total of One Hundred and Seventy Five Thousand Dollars ($175,000.00) ("Total Purchase Price").

B. Seller and Purchasers have entered into a Stock Purchase Agreement ("Stock Purchase Agreement") dated September 29, 2009, to which this Escrow Agreement is attached and made a part hereof.

C. It is necessary to establish an escrow for the consideration and all documents, stock certificates, stock powers and corporate records with respect to the transaction.

D. Seller desires that, Robert C. Weaver, Jr., serve as the Sellers' Escrow Agent in connection with the transaction.

E. Purchasers desire that, John B. Lowy, P.C. serve as the Purchasers' Escrow Agent in connection with the transaction.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and obligations herein contained, the parties hereto agree as follows:

     1. DEPOSIT. Pursuant to the Stock Purchase Agreement section 1.03, Purchasers has forwarded an amount of $40,000 by wire transfer as a Deposit (the "Deposit") to Purchasers' Escrow Agent Attorney Trust Account and the Escrow Agents shall carry out the instructions in said section 1.03. Account wire transfer instructions for the deposit, transfer and payment of funds herein are stated in Annex A- Notices and Wiring Instructions attached hereto and made a part hereof.

     2.  BALANCE OF  PURCHASE  PRICE.Pursuant  to the Stock  Purchase  Agreement
section 1.04, Purchasers will forward the balance of the amount due to the Seller by wire transfer to Sellers' Escrow Agent Attorney Trust Account and the Escrow Agents shall carry out the instructions in said section 1.04.

     3. CLOSING. The Closing shall take place pursuant to the Stock Purchase Agreement Article III, and the Escrow Agents shall carry out the instructions in said Article III.

     4. The term "Escrow Agent" in this Agreement means both the Sellers' Escrow Agent and the Purchasers' Escrow Agent. The Escrow Agent shall have no duties or obligations other than those specifically set forth herein. The acceptance by the Escrow Agent of its duties under this Escrow Agreement is subject to the terms and conditions hereof, which shall govern and control with respect to its rights, duties, liabilities and immunities.

     5. Seller and Purchasers' Representative understand and agree that the Escrow Agent is not a principal, participant, or beneficiary of the underlying transactions which necessitate this Escrow Agreement. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in acting or refraining from acting on any instrument believed by it to be genuine and to have been signed or presented by the proper party or parties, their officers, representatives or agents. So long as the Escrow Agent has acted in good faith or on the advice of counsel or has not been guilty of willful misconduct or gross negligence, the Escrow Agent shall have no liability under, or duty to inquire beyond the terms and provisions, of this Escrow Agreement, and it is agreed that its duties are purely ministerial in nature.

     6. The Escrow Agent does not have any responsibility to review the Certificates that shall be held in the Escrow Account for accuracy or
completeness.   Seller  shall  have  full  responsibility  to  assure  that  the
Certificates required by the Stock Purchase Agreement are so delivered to escrow, and Purchasers' Representative shall have the full responsibility to review the Shares for completeness and accuracy.

     7. The Escrow Agent shall not be obligated to take any legal actions hereunder which might, in the Escrow Agent's judgment, involve any expense or liability, unless the Escrow Agent has been furnished with reasonable indemnity.

     8. The Escrow Agent is not bound in any way by any other contract or agreement between the parties hereto whether or not the Escrow Agent has knowledge thereof of its terms and conditions and the Escrow Agent's only duty, liability and responsibility shall be to hold and deal with the funds and documents as herein directed.

     9. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supercession of this Escrow Agreement unless the same shall be in writing and signed by all of the other parties hereto and, if its duties as Escrow Agent hereunder are affected thereby, unless it shall have given prior written consent thereto.

     10. The parties hereto each jointly and severally agree to indemnify the Escrow Agent against, and hold the Escrow Agent harmless from anything which the Escrow Agent may do or refrain from doing in connection with his performance or non-performance as Escrow Agent under this Agreement and any and all losses, costs, damages, expenses, claims and attorneys' fees suffered or incurred by the Escrow Agent as a result of, in connection with or arising from or out of the acts of omissions of the Escrow Agent in performance of or pursuant to this Agreement, except such acts or omissions as may result from the Escrow Agent's willful misconduct or gross negligence.

     11. In the event of any disagreement between Sellers, and Purchasers' Representative or either of them post Closing concerning this Escrow Agreement or between them or any of them and any other person, resulting in adverse claims or demands being made in connection with the Funds and/or legal possession of Shares, or in the event that the Escrow Agent is in doubt as to what action the Escrow Agent should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until:

       (a) the rights of Sellers and Purchasers' Representative shall have been fully and finally adjudicated through arbitration as provided herein, or by a court of competent jurisdiction; or arbitration; and.

       (b) all differences shall have been adjusted and all doubt resolved by agreement between the parties, and the Escrow Agent shall have been notified thereof in writing signed by all parties.

     12. Should Escrow Agent become involved in litigation or arbitration in any manner whatsoever on account of this agreement or the funds and/or documents, the parties hereto (other than Escrow Agent), hereby bind and obligate themselves, their heirs, personal representatives, successors, assigns to pay Escrow Agent, in addition to any charge made hereunder for acting as Escrow Agent, reasonable attorneys' fees incurred by Escrow Agent, and any other disbursements, expenses, losses, costs and damages in connection with or resulting from such actions.

     13. The terms of these instructions are irrevocable by the undersigned unless such revocation is consented to in writing by each of the Seller and Purchasers' Representative.

     14. The Escrow Agent may resign as Escrow Agent by giving written notice to Sellers and Purchasers. The resignation of the Escrow Agent shall be effective, and the Escrow Agent shall cease to be bound by this Escrow Agreement, thirty
(30) days following the date that notice of resignation was given.

     15. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed to the persons stated in Annex A - Notices and Wiring Instructions attached hereto and made a part hereof, or such other address as shall be furnished in writing by any party in the manner for giving notices hereunder.

     16. This Escrow Agreement shall be construed according to the laws of Delaware and the parties submit themselves to the exclusive jurisdiction of the Courts of Delaware in the event of any dispute.

     17. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same. Facsimile copies may act as originals.

     18. The Escrow Agent shall be permitted to act as counsel for their respective parties in any dispute between the Seller and the Purchasers' Representative, whether or not the Escrow Agent is then holding the funds and documents pursuant to this Agreement and continues to act as an Escrow Agent hereunder.

     In witness whereof, this Escrow Agreement has been duly executed by the parties hereto as of the date first above written.

Seller


/s/ Christopher Coldicutt
---------------------------------------
Christopher Coldicutt


Purchasers' Representative


/s/ Mr. Hu Yicheng
---------------------------------------
Mr. Hu Yicheng


Sellers' Escrow Agent


/s/ Robert C. Weaver, Jr., Esq.
---------------------------------------
Robert C. Weaver, Jr., Esq.


Purchasers' Escrow Agent


/s/ John B. Lowy, P.C.
---------------------------------------
John B. Lowy, P.C.